                                                                    Exhibit 99.1



                         FORM OF LETTER OF TRANSMITTAL

                    JAFRA COSMETICS INTERNATIONAL, INC. AND
          DISTRIBUIDORA COMERCIAL JAFRA, S.A. DE C.V., AS THE ISSUERS

                           OFFER FOR ALL OUTSTANDING
           10 3/4% SENIOR SUBORDINATED NOTES DUE 2011 OF THE ISSUERS
                    (CUSIP NUMBERS, P58922AA6 AND 47007PAA6)
                                IN EXCHANGE FOR
           10 3/4% SENIOR SUBORDINATED NOTES DUE 2011 OF THE ISSUERS,
                        WHICH HAVE BEEN REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,
        PURSUANT TO THE PROSPECTUS, DATED AUGUST 14, 2003, AS SO AMENDED

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 15, 2003 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

          Delivery To: U.S. Bank National Association, Exchange Agent

                  By mail, hand delivery or overnight courier:

                         U.S. Bank National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance Department

                             For Information Call:
                                 (800) 934-6802

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                 (651) 244-1537

                   Attention: Specialized Finance Department

                             Confirm by Telephone:
                                 (800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 5.

     The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated August 14, 2003 (as so amended, the "Prospectus"), of Jafra Cosmetics International, Inc., a Delaware corporation, and Distribuidora Comercial Jafra, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Issuers") and this Letter of Transmittal (the "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of their 10 3/4% Senior Subordinated Notes Due 2011 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Issuers' issued and outstanding 10 3/4% Senior Subordinated Notes Due 2011 (the "Existing Notes") from the registered holders thereof (the "Holders").

     For each Existing Note accepted for exchange, the Holder of such Existing Note will receive a New Note having a principal amount equal to that of the surrendered Existing Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Existing Notes or, if no interest has been paid on the Existing Notes, from May 20, 2003. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from May 20, 2003. Existing Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Existing Notes whose Existing Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Existing Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter of Transmittal is to be completed by a Holder of Existing Notes if certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by the Holder or if tender of Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an Agent's Message (as defined in the Instructions) will not be delivered as provided in the Instructions hereto. Holders of Existing Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

     List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------
         DESCRIPTION OF EXISTING NOTES                      1                        2                          3
------------------------------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        CERTIFICATE               AMOUNT OF               PRINCIPAL AMOUNT
          (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*             EXISTING NOTE(S)              TENDERED**
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

                                                          TOTAL
----------------------------------------------------------------------------------

 * Need not be completed if Existing Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Existing Notes represented by the Existing Notes indicated in column 2. See Instruction 2. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

     Name(s) of Registered Holder(s)
--------------------------------------------------------------------------------

     Window Ticket Number (if any)
--------------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------------

     Name of Institution Which Guaranteed Delivery
--------------------------------------------------------------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number
    --------------------------------------               Transaction Code Number
    --------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 90 DAYS AFTER THE EXPIRATION DATE.

     Name:
--------------------------------------------------------------------------------

     Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such New Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Existing Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Existing Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), among other things, to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes, and to acquire New Notes issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers and such Existing Notes will not have been transferred to the Issuers in violation of any contractual or other restriction on the transfer thereof. The undersigned hereby further represents and warrants that any New Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Existing Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of such New Notes, that neither the Holder of such Existing Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers, and that neither the Holder of such Existing Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Issuers, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Existing Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date in connection with the sale or transfer of such New Notes. The Issuers have agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to a broker-dealer which elects to exchange Existing Notes, acquired for its own account as a result of market-making or other trading activities, for New Notes pursuant to the Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such New Notes. By accepting the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Issuers prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from the Issuers of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Issuers have furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Issuers have not otherwise agreed to furnish such copies and decline to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. The Issuers agree, if requested, to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer from whom the Issuers have received prior written notice that it will be a Participating Broker-Dealer in the Exchange Offer. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker-dealer that acquired Existing Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

     The undersigned understands that tender of Existing Notes pursuant to any of the procedures described in the "Procedures for Tendering" section of the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions set forth in the Prospectus, including the undersigned's representation that the undersigned owns the Existing Notes being tendered. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Existing Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Existing Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)


X -----------------------         --------------------------------------- , 2003

X -----------------------         --------------------------------------- , 2003
  Signature(s) of Owner                               Date

Area Code and Telephone Number
 -------------------------------------------------

If a Holder is tendering an Existing Note, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

SIGNATURE(S) GUARANTEED BY
AN ELIGIBLE INSTITUTION:
--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

DATED: ------------------------------------------------------------, 2003

 (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN. SEE INSTRUCTION 5.)

                         SPECIAL ISSUANCE INSTRUCTIONS

                         (SEE INSTRUCTIONS 3, 4 AND 6)

  To be completed ONLY if certificates for Existing Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:  New Notes and/or Existing Notes to:

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

                         (Complete Substitute Form W-9)

[ ] Credit unexchanged Existing Notes delivered by book-entry transfer to the
    Book-Entry Transfer Facility account set forth below.
--------------------------------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS

                         (SEE INSTRUCTIONS 3, 4 AND 6)

  To be completed ONLY if certificates for Existing Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Existing Notes" on this Letter above.

Mail:  New Notes and/or Existing Notes to:

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  INSTRUCTIONS

 FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE 10 3/4%
   SENIOR SUBORDINATED NOTES DUE 2011 OF JAFRA COSMETICS INTERNATIONAL, INC.
                AND DISTRIBUIDORA COMERCIAL JAFRA, S.A. DE C.V.
       IN EXCHANGE FOR THE 10 3/4% SENIOR SUBORDINATED NOTES DUE 2011 OF
 JAFRA COSMETICS INTERNATIONAL, INC. AND DISTRIBUIDORA COMERCIAL JAFRA, S.A. DE
                                     C.V.,
                      WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED

1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed by a Holder (a) if certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by the Holder, (b) if tender of Existing Notes is to be made by book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility and an Agent's Message (as defined below) is not delivered as provided in the next paragraph, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

     Certificates for all physically tendered Existing Notes, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. Tenders by book-entry transfer may be made by delivering an Agent's Message in lieu of this Letter. "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Existing Notes which are the subject of the Book-Entry Confirmation that such participant has received and agrees to be bound by the Letter and that the Issuers may enforce the Letter against such participant. "Book-entry confirmation" means a timely confirmation of book-entry transfer of Notes into the Exchange Agent's account at the Book-Entry Transfer Facility.

     Holders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Existing Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Existing Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Existing Notes to be tendered in the box above entitled "Description of Existing Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Existing Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE EXISTING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered Holder or Holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Existing Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR EXISTING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE EXISTING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF EXISTING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH EXISTING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering Holders of Existing Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.  TAXPAYER IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide the Issuers (as payors), or the Paying Agent designated by the Issuers to act on its behalf, with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold a percentage, at applicable rates, of the amount of any reportable payments made after the exchange of such tendering Holder of New Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Existing Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in
Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain, at applicable rates, a percentage of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold at applicable rates a percentage of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

6.  TRANSFER TAXES.

     The amount of any transfer taxes imposed on the registered holder or any other persons will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EXISTING NOTES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

     The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.

     Any Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificate(s) have been followed.

10.  WITHDRAWAL RIGHTS.

     Tenders of Existing Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date.

     For a withdrawal of a tender of Existing Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including certificate number or numbers and the principal amount of such Existing Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Existing Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing Notes are registered, if different from that of the Depositor. If Existing Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus, such Existing Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

         PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION, AS PAYING AGENT

------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX   TIN: --------------------------------
         FORM W-9           AT RIGHT AND CERTIFY BY SIGNING AND DATING           Social Security Number or
                            BELOW                                                Employer Identification Number
                            --------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY   PART 2 -- TIN APPLIED FOR  [ ]
 INTERNAL REVENUE SERVICE
                             --------------------------------------------------------------------------------------

    PAYOR'S REQUEST FOR      CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
         TAXPAYER            (1) the number shown on this form is my correct Taxpayer Identification Number (or I
   IDENTIFICATION NUMBER         am waiting for a number to be issued to me).
          ("TIN")
    AND CERTIFICATIONS       (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                 "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                             (3) I am a U.S. person (including a U.S. resident alien).
                             SIGNATURE ------------------------------------  DATE ------------------------
-------------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------------

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2
                             OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a percentage of all reportable payments made to me thereafter will be withheld at applicable rates until I provide a number.

                 --------------------      --------------------
            SIGNATURE                                                       DATE

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% IN 2003 (OR AT THE APPLICABLE RATE IN SUBSEQUENT YEARS) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------
                                   GIVE THE TAXPAYER
                                   IDENTIFICATION NUMBER
FOR THIS TYPE OF ACCOUNT:          OF --
---------------------------------------------------------------
1.   An individual's account       The individual
2.   Two or more individuals       The actual owner of the
     (joint account)               account or, if combined
                                   funds, the first individual
                                   on the account(1)
3.   Husband and wife (joint       The actual owner of the
     account)                      account or, if joint funds,
                                   either person(1)
4.   Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
5.   Adult and minor (joint        The adult or, if the minor
     account)                      is the only contributor, the
                                   minor(1)
6.   Account in the name of a      The ward, minor, or
     guardian or committee for a   incompetent(3)
     designated ward, minor or
     incompetent person(3)
7.   a. The usual revocable        The grantor-trustee(1)
     savings trust account
        (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
     that is not a legal or valid
        trust under State law
8.   Sole proprietorship account   The owner(4)
---------------------------------------------------------------

 -------------------------------------------------------------------------------
                                               GIVE THE TAXPAYER
                                               IDENTIFICATION NUMBER
FOR THIS TYPE OF ACCOUNT:                      OF --
 -------------------------------------------------------------------------------
    9.     A valid trust, estate, or pension   The legal entity (Do not furnish
           trust                               the identifying number of the
                                               personal representative or trustee
                                               unless the legal entity itself is
                                               not designated in the account
                                               title.)(5)
   10.     Corporate account                   The corporation
   11.     Religious, charitable, educational  The organization
           organization account
   12.     Partnership account held in the     The partnership
           name of the business
   13.     Association, club or other tax-     The organization
           exempt organization
   14.     A broker or registered nominee      The broker or nominee
   15.     Account with the Department of      The public entity
           Agriculture in the name of a
           public entity (such as a State or
           local government, school district,
           or prison) that receives
           agricultural program payments

---------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number or employer identification number.
(4) Show your individual name. You may also enter your business name. You may use your social security number or employer identification number.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

    If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form W-7, Application for IRS Individual Taxpayer Identification Number (for resident aliens who are not eligible to get a social security number) or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    No backup withholding is required on any payments made to the following payees:

  - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

  - The United States or any agency or instrumentalities thereof.

  - A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentalities thereof.

  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  - An international organization or any agency or instrumentality thereof.

    Payments made to the following payees may be exempt from backup withholding

  - A corporation.

  - A financial institution.

  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  - A real estate investment trust.

  - A common trust fund operated by a bank under section 584(a) of the Code.

  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

  - An entity registered at all times under the Investment Company Act of 1940.

  - A foreign central bank of issue.

  - A futures commission merchant registered with the Commodity Futures Trading Commission.

    Exempt payees described above should file substitute Form W-9 to avoid possible erroneous backup withholding.

    FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under section 1441 of the Code.

  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

  - Payments of patronage dividends not paid in money.

  - Payments made by certain foreign organizations.

  - Payments made to an appropriate nominee.

  - Section 404(k) payments made by an ESOP.

    Payments of interest not generally subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals.

  - NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

  - Payments described in section 6049(b)(5) of the Code to nonresident aliens.

  - Payments on tax-free covenant bonds under section 1451 of the Code.

  - Payments made by certain foreign organizations.

  - Payments of mortgage interest to you.

    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A AND 6050N.

    PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to verify the accuracy of such recipient's tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold, at the appropriate rates, on payments of taxable interest, dividend, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your correct taxpayer identification number to a payer, you may be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

    (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    (4) MISUSE OF TINS -- If the payer discloses or uses TINs in violation of Federal law, the payer may be subject to civil and criminal penalties.

    FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.